LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED SEPTEMBER 11, 2013 TO THE

PROSPECTUS, DATED MARCH 1, 2013, OF

WESTERN ASSET SMASH SERIES M FUND

WESTERN ASSET SMASH SERIES C FUND

WESTERN ASSET SMASH SERIES EC FUND

The following text replaces the section titled “Management — Investment professionals” in the portion of the funds’ Prospectus relating to Western Asset SMASh Series M Fund:

Investment professionals: Stephen A. Walsh, Stephen P. Fulton and Frederick R. Marki. Mr. Walsh has been a part of the portfolio management team for the fund since its inception. Mr. Fulton has been a part of the portfolio management team for the fund since 2012. Mr. Marki has been a part of the portfolio management team for the fund since August 2013. These investment professionals work together with a broader investment management team. It is anticipated that Mr. Fulton will step down as a member of the fund’s portfolio management team effective on or about September 30, 2013 and that Anup Agarwal and Bonnie M. Wongtrakool will join the fund’s portfolio management team at that time.

The following text replaces the section titled “More on fund management — Investment professionals — SMASh Series M Fund” in the funds’ Prospectus:

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Some members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Stephen P. Fulton and Frederick R. Marki. Mr. Walsh has been a part of the portfolio management team for the fund since its inception. Mr. Fulton has been a part of the portfolio management team for the fund since 2012. Mr. Marki has been a part of the portfolio management team for the fund since August 2013. Messrs. Walsh, Fulton and Marki have been employed by Western Asset as investment professionals for more than five years.

It is anticipated that Mr. Fulton will step down as a member of the fund’s portfolio management team effective on or about September 30, 2013 and that Anup Agarwal and Bonnie M. Wongtrakool will join the fund’s portfolio management team at that time. Mr. Agarwal has been has been employed by Western Asset as an investment professional since August 2013. From 2007 to 2013, Mr. Agarwal served as Portfolio Manager and Head of Consumer Credit for Stark Investments, a global alternative investment firm. Ms. Wongtrakool has been employed by Western Asset as an investment professional for more than five years.

Please retain this supplement for future reference.

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